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                                                                  EXHIBIT 10.16


                               GUARANTY AGREEMENT

       This Guaranty Agreement (this "Agreement") is made and entered into as of May 15, 1997 by and between Newfield Exploration Company, a Delaware corporation ("Guarantor"), Newfield Offshore Inc., a Bahamian company and indirect wholly owned subsidiary of Guarantor ("Newfield Offshore"), Huffco International, L.L.C., a Delaware limited liability company (the "Company"), and Huffco Turkey, Inc., a Delaware corporation ("Huffco Turkey" and, together with the Company, the "Sellers").

       WHEREAS, Newfield Offshore and the Sellers are parties to that certain Asset Purchase Agreement dated as of May 12, 1997 (the "Asset Purchase Agreement"); and

       WHEREAS, it is a condition to the obligations of the Sellers to consummate the transactions contemplated by the Asset Purchase Agreement that Guarantor execute and deliver this Agreement to the Sellers;

       NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and in the Asset Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. GUARANTY. Guarantor hereby unconditionally and irrevocably guarantees to the Sellers and the persons described in paragraph 5 below the prompt payment and punctual performance by Newfield Offshore of its obligations pursuant to Sections 1.05, 1.06, 7.11(b)(i)(A), 7.11(b)(i)(B), 7.11(b)(i)(D)
and 7.11(b)(ii) of the Asset Purchase Agreement, except that, with respect to
Section 7.11(b)(i)(D) of the Asset Purchase Agreement, only to the extent such obligation arises with respect to a Specifically Assumed Liability (as defined in the Asset Purchase Agreement) (the "Guaranteed Obligations"). Guarantor shall be subrogated to all of the rights of any person against Newfield Offshore in respect of any amounts paid by Guarantor to such person pursuant to this Agreement.

       2. DIRECT GUARANTY. Upon default by Newfield Offshore with respect to any of the Guaranteed Obligations, any Seller or other person described in paragraph 5 below may proceed directly against Guarantor without proceeding against Newfield Offshore or pursuing any other remedy.

       3. MODIFICATIONS AND DEFENSES. Any Seller may, without notice to or consent of Guarantor, (i) extend or alter, together with Newfield Offshore, the time, manner, place or terms of payment or performance of the Guaranteed Obligations, (ii) waive, or, together with Newfield Offshore, amend any terms of the Asset Purchase Agreement or (iii) release Newfield Offshore from any or all Guaranteed Obligations, without in any way changing, releasing or discharging Guarantor from liability hereunder. Guarantor hereby waives any defenses (but not rights of set-off or counterclaims) that Newfield Offshore or any other person liable for the Guaranteed Obligations may have or assert, other than defenses provided by the express terms of the Asset Purchase Agreement
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or this Agreement or any defenses that Guarantor would have had if Guarantor had been the party to the Asset Purchase Agreement instead of Newfield
Offshore.

       4. WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits thereof to the extent permitted by applicable law; any such waiver must be in writing and signed by the person against whom enforcement is sought. This Agreement may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto. The waiver by any party hereto of any condition or of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other condition or subsequent breach.

       5. ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof. Neither this Agreement nor any document delivered in connection with this Agreement confers upon any person not a party hereto any rights or remedies hereunder, except the Seller Indemnified Parties (as defined in the Asset Purchase Agreement), who shall be entitled to enforce this Agreement with respect to their indemnity rights pursuant to Section 7.11 of the Asset Purchase Agreement.

       6. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assignable by any party hereto without the written consent of the other parties hereto.

       7. NOTICES. All notices, requests, demands, claims and other communications that are required to be or may be given under this Agreement shall be in writing and (i) delivered in person or by courier, (ii) sent by telecopy or facsimile transmission, or (iii) mailed, certified first class mail, postage prepaid, return receipt requested, to the appropriate party at the following addresses:

              if to the Company:

                     Huffco International, L.L.C.
                     1100 Louisiana, 25th Floor
                     Houston, Texas 77002
                     Telecopy:  (713) 651-0119
                     Attention: Terry Huffington

              if to Huffco Turkey:

                     Huffco Turkey, Inc.
                     1100 Louisiana, 25th Floor
                     Houston, Texas 77002
                     Telecopy:  (713) 651-0119
                     Attention: Terry Huffington


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                     with copies in either case to:

                            Baker & Botts, L.L.P.
                            3000 One Shell Plaza
                            910 Louisiana
                            Houston, Texas  77002-4995
                            Telecopy:  (713) 229-1522
                            Attention:  David F. Asmus

              if to Guarantor:

                     Newfield Exploration Company
                     363 N. Sam Houston Pkwy E, Suite 2020
                     Houston, Texas  77060
                     Telecopy: (281) 405-4255
                     Attention:  Terry W. Rathert


              if to Newfield Offshore:

                     Newfield Offshore Inc.
                     c/o Newfield Exploration Company
                     363 N. Sam Houston Pkwy E, Suite 2020
                     Houston, Texas  77060
                     Telecopy: (281) 405-4255
                     Attention:  Terry W. Rathert

                     with copies in either case to:

                            Vinson & Elkins L.L.P.
                            2300 First City Tower
                            1001 Fannin Street
                            Houston, Texas  77002-6760
                            Telecopy:  (713) 615-5926
                            Attention:  James H. Wilson

or to such other address as the parties set forth above shall have furnished to the other parties set forth above by notice given in accordance with this paragraph 7. Such notices shall be effective (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by telecopy or facsimile transmission, when the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee, or (iii) if mailed, upon the earlier of five days after deposit in the mail and the date of delivery as shown by the return receipt therefor.

       8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF





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TEXAS, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

       9. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, provision, covenant or restriction is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

       10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

       11. HEADINGS. The paragraph headings herein are for convenience only and shall not affect the construction hereof.





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       IN WITNESS WHEREOF, Guarantor, Newfield Offshore, the Company and Huffco
Turkey have each caused this Agreement to be executed on its behalf by its officer thereunto duly authorized, all as of the date first above written.

                                           NEWFIELD EXPLORATION COMPANY


                                           By:  /s/  Terry W. Rathert
                                                -----------------------------
                                                   Terry W. Rathert
                                                   Vice President and
                                                     Chief Financial Officer


                                           NEWFIELD OFFSHORE INC.


                                           By:  /s/  Terry W. Rathert
                                                -----------------------------
                                                   Terry W. Rathert
                                                   Secretary and Treasurer


                                           HUFFCO INTERNATIONAL, L.L.C.


                                           By:  /s/  Terry Huffington
                                                -----------------------------
                                                   Terry Huffington
                                                   President


                                           HUFFCO TURKEY, INC.


                                           By:  /s/  David A. Trice
                                                -----------------------------
                                                   David A. Trice
                                                   President





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